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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): November 6, 2006

                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


                 DELAWARE                               43-0618919
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)

          2503 SOUTH HANLEY ROAD
        ST. LOUIS, MISSOURI 63144                         63144
(Address of principal executive offices)                (Zip Code)

                               (314) 645-6600
            (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | |  Written communications pursuant to Rule 425 under the Securities
          Act.
     | |  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act.
     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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     Item 2.02 Results of Operations and Financial Condition.

               On November 6, 2006, K-V Pharmaceutical Company issued a press release announcing its preliminary financial results for the quarter ended September 30, 2006. A copy of that press release is furnished as an exhibit to this report and is incorporated herein by reference.

               The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. K-V Pharmaceutical Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

     Item 9.01 Financial Statements and Exhibits.

               (d)  The following exhibit is furnished as part of this report:

               Exhibit Number                      Description
               --------------                      -----------

                     99 Press Release dated November 6, 2006, issued by K-V Pharmaceutical Company

                                    * * *


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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 7, 2006

                                             K-V PHARMACEUTICAL COMPANY


                                             By:
                                                -----------------------
                                                Richard H. Chibnall
                                                Vice President, Finance


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